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                                                                    Exhibit 4.2


PREFERRED STOCK                                                 PREFERRED STOCK
    NUMBER                                                          SHARES
B__________                     AMERCO(R)                         ____________


INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
  OF THE STATE OF NEVADA                                     CERTAIN DEFINITIONS

                                                              CUSIP 023586 30 8
THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE SERIES B 8.25% PREFERRED STOCK, NO
                                 PAR VALUE, OF
                                     AMERCO

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ G.V. KLINEFELTER                 AMERCO               /s/ EDWARD J. SHOEN
----------------------          [CORPORATE SEAL]          ----------------------
SECRETARY                            NEVADA               PRESIDENT


COUNTERSIGNED AND REGISTERED:
CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY:_____________________________
   AUTHORIZED SIGNATURE
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  The transfer of the shares represented by this certificate by any "Original
Holder" (as defined in the Certificate of Designation pursuant to which the Series B 8.25% Preferred Stock was created) is subject to a Right of Redemption as provided in the Certificate of Designation and no transfer of this certificate or the shares represented hereby shall be valid or effective unless and until the provisions of the Right of Redemption shall have been satisfied.


  The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at 1325 Airmotive Way, Suite 100, Reno, Nevada 89502-3239.

  The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


                      UNIF GIFT MIN ACT - _____________Custodian ______________
                                               (Cust)               (Minor)
                                           under Uniform Gifts to Minors
                                           Act ________________________________
                                                           (State)

                      UNIF TRF MIN ACT -  _________ Custodian (until age _____)
                                            (Cust)
                                         ___________ under Uniform Transfers
                                           (Minor)
                                         to Minors Act _______________________
                                                               (State)
    Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

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___________________________________________________________________________________________________
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
___________________________________________________________________________________________________

___________________________________________________________________________________________________

____________________________________________________________________________________________________Shares
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

                                                      X________________________________________
                                                      X________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
SEC RULE 17AD-15.

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